WESMARK FUNDS

WESMARK SMALL COMPANY GROWTH FUND

WESMARK GROWTH FUND

WESMARK BALANCED FUND

WESMARK GOVERNMENT BOND FUND

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

SUPPLEMENT DATED AUGUST 3, 2009 TO THE
PROSPECTUS DATED MARCH 31, 2009 (THE “PROSPECTUS”)

Please note that the Funds have changed their fiscal year end from January 31 to December 31.

In addition, effective August 1, 2009, the voluntary waiver of the shareholder service fee for the WesMark Small Company Growth Fund was discontinued.  The table under “What are the Funds’ Fees and Expenses?” on page 15 of the Prospectus is hereby replaced in its entirety with the following table:

What are the Funds’ Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.

Shareholder Fees	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee[2]	0.75%	0.75%	0.75%	0.60%	0.60%

Distribution (12b-1) Fee	None	None	None	None	None

Other Expenses[3]	0.79%	0.51%	0.79%	0.52%	0.62%

Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%	0.01%	0.01%

Total Direct and Acquired Annual Fund Operating Expenses	1.55%	1.27%	1.55%	1.13%	1.23%

1  The percentages shown are based on expenses for the entire fiscal year ended January 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, during the fiscal year ended January 31, 2009, the Adviser and administrator (Federated Services Company) waived and/or reimbursed certain amounts. The waivers and/or reimbursements are shown below along with the net expenses each Fund (except for the WesMark Small Company Growth Fund) actually paid for the fiscal year ended January 31, 2009.  The expense ratios shown below for the WesMark Small Company Growth Fund have been restated for the fiscal year ended January 31, 2009 as if the shareholder services waivers and/or reimbursements had not been in effect during that period.

Total Waivers and Reimbursements of Fund Expenses	0.06%	0.01%	0.10%	0.01%	0.10%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reimbursements)	1.49%	1.26%	1.45%	1.12%	1.13%

2  The Adviser voluntarily waived and reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver and reimbursement at any time. The management fees paid by the WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund and WesMark West Virginia Municipal Bond Fund (after the voluntary waivers and reimbursements) were 0.74%, 0.74%, 0.73%, 0.59% and 0.50%, respectively, for the fiscal year ended January 31, 2009.

3  Includes a shareholder services fee which is used to compensate intermediaries for shareholder services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. During the fiscal year ended January 31, 2009, the administrator (Federated Services Company) voluntarily waived a portion of its fee for the WesMark Small Company Growth Fund and WesMark Balanced Fund. Additionally, during this same period, the administrator (Federated Services Company) voluntarily reimbursed other operating expenses for WesMark Small Company Growth Fund and WesMark Balanced Fund. The shareholder services provider also voluntarily waived a portion of its fee for WesMark Small Company Growth Fund. These voluntary waivers and reimbursements are terminable at any time. Total other expenses paid by the WesMark Small Company Growth Fund and WesMark Balanced Fund (after the voluntary waivers and reimbursements) were 0.64% and 0.71%, respectively, for the fiscal year ended January 31, 2009.  As of August 1, 2009, the voluntary shareholder services expense waiver was terminated.  Currently, there are no voluntary shareholder services or administrator waivers in place for any of the Funds.

4  The Funds’ shareholders indirectly bear the expenses of the acquired funds in which the Funds invest. The Funds’ indirect expenses from investing in the acquired funds is based upon the average allocation of the Funds’ investments in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers) for the fiscal year ended January 31, 2009. Actual acquired fund expenses incurred by the Funds may vary with changes in the allocation of the Funds’ assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

WESMARK FUNDS

WESMARK SMALL COMPANY GROWTH FUND

WESMARK GROWTH FUND

WESMARK BALANCED FUND

WESMARK GOVERNMENT BOND FUND

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

SUPPLEMENT DATED AUGUST 1, 2009 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 31, 2009

The reference in the Statement of Additional Information to Katten Muchin Rosenman LLP is hereby stricken.